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                                  EXHIBIT 32(a)
                      18 U.S.C. SECTION 1350 CERTIFICATION


I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-KSB of Spectrum Laboratories, Inc., (the "Company") for the annual period ended December 27, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and that the information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2004



/s/ Roy T. Eddleman
-------------------------------------
Roy T. Eddleman
Chief Executive Officer
Spectrum Laboratories, Inc.




                                  EXHIBIT 32(b)
                      18 U.S.C. SECTION 1350 CERTIFICATION


I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-KSB of Spectrum Laboratories, Inc., (the "Company") for the annual period ended December 27, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and that the information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2004



/s/ Brian A. Watts
-------------------------------------
Brian A. Watts
Chief Financial Officer
Spectrum Laboratories, Inc.